STOCK PURCHASE AGREEMENT

This ***STOCK PURCHASE AGREEMENT*** (this "Agreement") is made and entered into as of April 16, 2015 (the "Effective Date"), by and between REGULUS Corporation, a Florida corporation (the "Company"), and Raj Shah (the "Purchaser").

1. <u>**GRANT OF SHARES**</u>. On the effective date and subject to the terms and conditions of this Agreement, the Company hereby grants and sells to the Purchaser, and the Purchaser hereby purchases and subscribes for, seventy thousand (70,000) shares of the Company's common stock, $0.0001 par value per share (the "***Shares***"), at a price of $0.50 per share for an aggregate purchase price of thirty five thousand ($35,000) (the "***Purchase Price***"). As used in this Agreement, the term "Shares" refers to the shares sold under this Agreement and includes all securities received (i) in replacement of the Shares; (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

2. <u>**CLOSING**</u>.

2.1 <u>**Deliveries by Purchaser**</u>. Purchaser hereby delivers to the Company: (i) the Purchase Price payable by (A) wire transfer, cash or check payable to the Company in the amount of $35,00 to be paid as follows; $17,500 at the signing of this agreement and $17,500 due in 120 days from signing of this agreement, and (B) a non-recourse promissory note in the form of <u>Exhibit 1</u> attached hereto for the principal amount of $17,500 (the "***Note***"), together with a Pledgeholder Agreement in the form of <u>Exhibit 2</u> attached hereto; (ii) a duly executed copy of this Agreement; (iii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of <u>Exhibit 3</u> attached hereto (the "***Stock Powers***"), both executed by Purchaser (and Purchaser's spouse, if any); and (iv) if Purchaser is married, a Spouse Consent in the form of <u>Exhibit 4</u> attached hereto (the "***Spouse Consent***") duly executed by Purchaser's spouse.

2.2 <u>**Deliveries by the Company**</u>. Upon its receipt of all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the 70,000 Shares in the name of Purchaser pursuant to the company receiving clear funds for Purchasers first payment, registered in Purchaser's name, with such certificate to be placed in escrow as provided in Section 9 until the second payment is received, expiration or termination as described in Section 7.

3. <u>**REPRESENTATIONS AND WARRANTIES OF PURCHASER**</u>. Purchaser represents and warrants to the Company that:

3.1 <u>**State of Residence**</u>. Purchaser's principal residence for tax purposes is the state of Illinois.

3.2 <u>**Securities for Own Account for Investment**</u>. Purchaser is accepting the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the U.S. Securities Act of 1933, as amended (the "***Securities Act***"). Purchaser has no present intention of selling or

otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

3.3 **Access to Information**. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to accept the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

3.4 **Understanding of Risks**. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of accepting and holding the Shares.

3.5 **Purchaser's Qualifications**. Purchaser has a preexisting personal or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.6 **No General Solicitation**. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, grant and acceptance of the Shares.

3.7 **Compliance with Securities Laws**. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the U.S. Securities and Exchange Commission ("***SEC***") under the Securities Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "***Law***"), or being registered under any other applicable U.S. state or foreign securities laws or listing requirements or regulations, but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the Securities Act and the Law, which impose certain restrictions on Purchaser's ability to transfer the Shares.

3.8 **Restrictions on Transfer**. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act and qualified under the Law and/or such other applicable U.S. state securities law, or registered under such other applicable foreign securities laws or listing requirements or regulations, or unless, in the opinion of counsel to the Company, exemptions from such registration, qualification or listing requirements are available.

Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations or other applicable U.S. state or foreign securities commissioners or agencies and that the Company is under no obligation to do so with respect to

the Shares. Purchaser has also been advised that exemptions from registration, qualification or listing may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

3.9 **Rule 144**. In addition, Purchaser has been advised that Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

4. **COMPLIANCE WITH ILLINOIS SECURITIES LAWS**. The sale of the securities that are the subject of this Agreement, if not yet qualified with the Illinois commissioner of corporations and not exempt from such qualification, is subject to such qualification, and the issuance of such securities, and the receipt of any part of the consideration therefore prior to such qualification is unlawful unless the sale is exempt. The rights of the parties to this Agreement are expressly conditioned upon such qualification being obtained or an exemption being available.

5. **RESTRICTIONS ON TRANSFERS**.

5.1 **Disposition of Shares**. Purchaser hereby agrees that Purchaser shall make no disposition of any or all of the Shares (other than as expressly permitted by this Agreement) unless and until:

(a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b) Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares; and

(c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken.

5.2 **Restriction on Transfer**. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Repurchase Option or the Right of First Refusal, except as expressly permitted by this Agreement.

5.3 **Transferee Obligations**. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in

writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to, among other things: (i) the Repurchase Option under Section 6; (ii) the Right of First Refusal under Section 7; (iii) the market standoff provisions of Section 12; and (iv) the escrow arrangement under Section 9, in each case to the same extent such Shares would be so subject if retained by the Purchaser.

6. **COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES**.

6.1 **Repurchase Option**. The Company, or its assignee, shall have the option to repurchase Purchaser's Unvested Shares (as defined below) on the terms and conditions set forth in this Section 6 (the "***Repurchase Option***") if Purchaser Independent Contract is Terminated (as defined in Section 6.3 hereunder) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without cause. As of April 16, 2015, (i) none of the Shares are vested and (ii) all of the Shares are subject to the Repurchase Option. The Shares shall begin vesting on October 16, 2015 (the "***Vesting Commencement Date***").

6.2 **Release of Unvested Shares (as defined below) from Repurchase Option**.

(a) **Standard Vesting**. On the first anniversary of the Vesting Commencement Date, 25% of the Shares shall be released from the Repurchase Option and become Vested Shares. An additional one forty-eighth (1/48th) of the Shares shall be released from the Repurchase Option and become Vested Shares on the 1st day of each month after the first anniversary of the Vesting Commencement Date until vesting terminates upon the Termination Date or all of the Shares are released from the Repurchase Option. If application of the vesting percentage causes any fractional share, all fractional Shares shall be aggregated and then rounded down to the nearest whole share. Any of the Shares not subject to the Repurchase Option are referred to herein as "***Vested Shares***." Any of the Shares which have not yet been released from the Repurchase Option are referred to herein as "***Unvested Shares***."

(b) Accelerated Vesting Upon Termination At or After a Change of Control.

(i) In the event Purchaser is involuntarily Terminated without Cause simultaneously with, or within twelve (12) months following, a Change of Control, and Purchaser signs and does not revoke a standard release of claims with the Company, then all of the remaining Unvested Shares, if any, shall be released from the Repurchase Option upon the Termination Date.

(ii) In the event Purchaser terminates his Contract with the Company simultaneously with, or within twelve (12) months following, a Change of Control in accordance with paragraph (iii) below for Constructive Termination (as defined in Section 6.2(c) below), and Purchaser signs and does not revoke a standard release of claims with the Company, then all of the Unvested Shares, if any, shall be released from the Repurchase Option on an accelerated basis upon the Termination Date.

(iii) If Purchaser believes that a Constructive Termination has occurred, or is about to occur, Purchaser shall notify the Board of Directors of

the Company that events constituting a Constructive Termination have occurred or are about to occur. The notice (the "Constructive Termination Notice") shall be in writing, shall set forth the events that constitute the Constructive Termination, shall be delivered to the Company's Board of Directors no later than 45 days after the event or events occur which Purchaser believes constitute a Constructive Termination and shall specifically state that it is the Constructive Termination Notice provided for in this Agreement. The Company shall have 30 days following the delivery of the Constructive Termination Notice to rescind the actions giving rise to the Constructive Termination. If Purchaser delivers the Constructive Termination Notice and the Company does not rescind the actions within 30 days following Purchaser's delivery of the Constructive Termination Notice, then Purchaser shall have 30 days within which to terminate Independent Contractor's agreement and cause the remaining Unvested Shares to vest as set forth in paragraph (b) above. Such 30 day period will begin on the 31st day after the date on which Purchaser delivers the Constructive Termination Notice to the Company, unless the Company and Purchaser agree in writing that such period shall start on a different date. If Purchaser either (i) fails to deliver the Constructive Termination Notice within the 45 day period described above or (ii) fails to resign within the 30 day period provided for in this paragraph following the Company's failure to rescind the actions, then in either case Purchaser shall be deemed to have waived his right to resign for Constructive Termination and cause the Unvested Shares to be released from the Repurchase Option. Such waiver shall apply only to the actions or events giving rise to the Constructive Termination and shall not affect Purchaser's rights regarding any subsequent events or actions that may also constitute a Constructive Termination.

(c) **Definitions**. For the purpose of this Agreement, the following terms shall have the meaning indicated below:

"***Cause***" shall mean: (i) Purchaser engaging in knowing and intentional illegal conduct that was or is materially injurious to the Company or its affiliates; (ii) Purchaser violating a federal or state law or regulation applicable to the Company's business which violation was or is reasonably likely to be injurious to the Company; (iii) Purchaser materially breaching the terms of any confidentiality agreement or invention assignment agreement between Purchaser and the Company; (iv) Purchaser being convicted of, or entering a plea of nolo contendere to, a felony or committing any act of moral turpitude, dishonesty or fraud against, or the misappropriation of material property belonging to, the Company or its affiliates; or (v) Purchaser's death or inability to perform Purchaser's duties for a period of three (3) consecutive months;

"***Change of Control***" shall mean the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets of another corporation or entity, or other similar transaction (each, a "***Business Combination***"), unless, in each case, immediately following such Business Combination (A) all or substantially all of the individuals and entities who were the beneficial owners of voting stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of voting stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries,) and (B) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Board of Directors of the

Company at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination;

"***Constructive Termination***" shall mean: (i) without Purchaser's written consent, a reduction in Purchaser's base salary, other than a reduction in salary that is part of an expense reduction effort applied to the executive management team (defined as the Chief Executive Officer's direct reports) generally and which results in a percentage reduction of Purchaser's salary or bonus no greater than the greatest percentage reduction applied to at least one other member of the executive management team; (ii) without Purchaser's written consent, a relocation of Purchaser's principal place of work to a location more than 35 miles away from Purchaser's workplace prior to the relocation; or (iii) without Purchaser's written consent, the significant reduction of Purchaser's duties or responsibilities when compared to Purchaser's duties or responsibilities in effect immediately prior to such reduction.

6.3 **Termination and Termination Date**. For purposes of this Agreement, "***Termination***" or "***Terminated***" means that the Purchaser has for any reason ceased to provide services as a Contractor of the Company or a Parent or Subsidiary of the Company. The Purchaser will not be deemed to have ceased to provide services in the case of sick leave, military leave or any other leave of absence approved by the Board of Directors of the Company, provided that such leave is for a period of not more than 90 days (a) unless reinstatement upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Board of Directors of the Company and issued and promulgated in writing. In the case of sick leave, military leave or an approved leave of absence, the Board of Directors of the Company may make such provisions respecting suspension of vesting while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate. The date on which a Termination becomes effective is referred to herein as the "***Termination Date***."

6.4 **Exercise of Repurchase Option**. At any time within 90 days after the Purchaser's Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser's Termination Date, within 90 days after the date of such exercise), the Company, or its assignee, may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option (the "***Repurchase Notice***"). The Repurchase Notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than 30 days after the date of the Repurchase Notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Company or its assignee on the closing date specified for the repurchase in the Repurchase Notice.

6.5 **Calculation of Repurchase Price for Unvested Shares**. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at an aggregate repurchase price equal to the sum of (i) the Per Share Price (as adjusted proportionately adjusted for any stock split, reverse stock split, stock dividend or other similar change in the capital structure of the Company as set forth in Section 9.1.1 of the Plan that is effected after the Effective Date) multiplied by the number of Unvested Shares to be repurchased plus (ii) interest on such amount from the Effective Date to the date of repurchase at the rate of 5% per annum, compounded annually.

6.6 **Payment of Repurchase Price**. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or its assignee or by any combination thereof. The repurchase price shall be paid on the closing date specified for the repurchase in the Repurchase Notice, upon the Company's or its assignee's receipt of the stock certificates representing the Unvested Shares to be repurchased.

6.7 **Right of Termination Unaffected**. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

7. **RIGHT OF FIRST REFUSAL**. Before any Shares held by Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "***Holder***") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares to be sold or transferred (the "***Offered Shares***") on the terms and conditions set forth in this Section (the "***Right of First Refusal***").

7.1 **Notice of Proposed Transfer**. The Holder of the Offered Shares shall first obtain from each proposed bonafide Purchaser or other transferee (each, a "***Proposed Transferee***") a written offer to purchase the Offered Shares at a specified price, and shall deliver to the Company a copy of such written offer together with a written notice (the "***Notice***") stating: (a) the Holder's bonafide intention to sell or otherwise transfer the Offered Shares; (b) the name of each Proposed Transferee; (c) the number of Offered Shares to be transferred to each Proposed Transferee; (d) the bonafide cash price or other consideration per share for which the Holder proposes to transfer the Offered Shares (the "***Offered Price Per Share***"); and (e) that the Holder will offer to sell all or any portion of the Offered Shares to the Company and/or its assignee(s) at the Offered Price Per Share for each share so sold as provided in this Section. The Company shall not be required to respond to the Notice, and the time within which the Company must exercise its right of first refusal as described in Section 7.2 shall not begin to run, unless all of the specified elements, including a copy of the written offer from each Proposed Transferee, are included in the Notice.

7.2 **Exercise of Right of First Refusal**. At any time within 30 days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or any portion of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

7.3 **Purchase Price**. The purchase price for each of the Offered Shares purchased under this Section will be the Offered Price Per Share. If the Offered Price Per Share includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

7.4 **Payment**. Payment of the aggregate purchase price for the Offered Shares that the Company and/or its assignee(s) elected to purchase pursuant to Section 7.2 will

be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The aggregate purchase price will be paid without interest within 60 days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

7.5 **Holder's Right to Transfer**. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer each of such remaining Offered Shares to that Proposed Transferee at the Offered Price Per Share or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (a) any such sale or other transfer is effected in compliance with all applicable securities laws and (b) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120-day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

7.6 **Exempt Transfers**. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will mean Purchaser's spouse, the lineal descendant or antecedent or brother or sister of the Purchaser or the Purchaser's spouse, or the spouse of any child or grandchild of Purchaser or the Purchaser's spouse, whether or not adopted.

7.7 **Termination of Right of First Refusal**. The Right of First Refusal will terminate (a) when the Company's securities become publicly traded or (b) at the Company's sole election, if the tax or accounting treatment of this Award in connection with the Right of First Refusal is in any way unfavorable to the Company.

8. **RIGHTS AS STOCKHOLDER**. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Purchaser will have no further rights as a Holder of the Shares so purchased upon such exercise, except the right to receive

payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

9. **DEPOSIT**. As security for Purchaser's faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the pledged stock powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Chief Executive Officer of the Company or other designee of the Company (the "***Pledgeholder***"), who is hereby appointed to hold such certificate(s) and stock powers and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Pledgeholder will act solely for the Company as its agent and not as a fiduciary. Purchaser and the Company agree that Pledgeholder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Pledgeholder is grossly negligent or intentionally fraudulent in carrying out the duties of Pledgeholder under this Agreement. Pledgeholder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released to Purchaser upon (i) full payment of the Note, including all accrued interest and (ii) termination of the Repurchase Option and the Right of First Refusal.

10. TAX CONSEQUENCES.

10.1 **Representations**. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S ACCEPTANCE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS (I) THAT PURCHASER HAS CONSULTED WITH A TAX ADVISOR THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE ACCEPTANCE OR DISPOSITION OF THE SHARES AND (II) THAT PURCHASER IS NOT RELYING ON THE COMPANY OR ITS COUNSEL FOR ANY TAX ADVICE. IN PARTICULAR, IF ANY SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S TAX ADVISOR CONCERNING THE ADVISABILITY OF FILING AN 83(B) ELECTION WITH THE INTERNAL REVENUE SERVICE.

10.2 **Section 83(b) Election for Unvested Shares**. Unless an election is filed by Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days after the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Price and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Purchase Price.

11. **RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS**.

11.1 **Legends**. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by foreign, U.S. state or U.S.

federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
>
> THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, A MARKET STANDOFF AGREEMENT AND A RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AND AN IRREVOCABLE PROXY AS SET FORTH IN A STOCK GRANT AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

11.2 **Stop-Transfer Instructions**. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

11.3 **Refusal to Transfer**. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any Purchaser or other transferee to whom such Shares have been so transferred.

12. **MARKET STANDOFF AGREEMENT**.

12.1 Purchaser agrees in connection with any registration of the Company's securities relating to any initial public offering of the Company's securities ("***IPO***") that, upon the request of the Company or the underwriters managing such IPO, Purchaser will

not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

12.2 Purchaser shall be subject to the market stand-off provisions of this Section 12 only if the officers and directors of the Company are also subject to similar arrangements.

12.3 In order to enforce the provisions of this Section 12, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable standoff period.

13. **COMPLIANCE WITH LAWS AND REGULATIONS**. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable U.S. state, U.S. federal or foreign laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

14. **GENERAL PROVISIONS**.

14.1 **Assignments; Successors and Assigns**. The Company may assign any of its rights and obligations under this Agreement, including its rights to repurchase Shares under the Right of First Refusal. Any assignment of rights and obligations by any other party to this Agreement requires the Company's prior written consent. This Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

14.2 **Governing Law; Severability**. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to principles of conflicts of laws. The Company and Purchaser each hereby (i) submits to the exclusive jurisdiction of the Florida Court for any action, suit or proceeding arising out of or relating to this Agreement, (ii) agrees that no such action, suit or proceeding shall be brought by it except in such court, and (iii) irrevocably waives, and agrees not to assert (by way of motion, defense or otherwise), in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the Florida Chancery Court, that its property is exempt or immune from attachment or execution, that such action, suit or proceeding is brought in an inconvenient forum, that the venue of such action, suit or proceeding is improper or that this Agreement may not be enforced in or by the Florida Chancery Court. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

14.3 **Notices**. Any notice required to be given to the Company shall be in writing and addressed to the Assistant Corporate Secretary and the Chief Executive Officer of the Company at its principal corporate offices. Any notice required to be given to Purchaser shall

be in writing and addressed to Purchaser at the address indicated on the signature page to this Agreement or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three days after deposit in the United States mail by certified or registered mail (return receipt requested) or one business day after its deposit with any return receipt express courier (prepaid).

14.4 **Further Assurances**. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

14.5 **Titles and Headings**. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

14.6 **Counterparts**. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

14.7 **Severability**. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the foregoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, and then both parties agree to substitute such provision(s) through good faith negotiations.

14.8 **Amendment and Waivers**. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to anyone provision herein shall not constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

14.9 **Entire Agreement**. This Agreement and the documents referred to herein constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Purchaser has executed this Agreement, as of the Effective Date.

REGULUS Corporation

By: [signature]

David F. Emery
(Please print name)

President/CEO
(Please print title)

PURCHASER:

[signature]
(Signature)

Raj Shah
(Please print name)

Address: 3140 Deering Bay Drive, Naperville, IL 60564

LIST OF EXHIBITS

Exhibit 1:	Form of Non-Recourse Promissory Note
Exhibit 2:	Form of Pledgeholder Agreement
Exhibit 3:	Stock Power and Assignment Separate from Stock Certificate
Exhibit 4:	Spouse Consent
Exhibit 5:	Section 83(b) Election

EXHIBIT 1

NON-RECOURSE SECURED PROMISSORY NOTE

$17,500 **April 16, 2015**

FOR VALUE RECEIVED, the undersigned promises to pay to REGULUS Corporation, a Florida corporation (the "***Company***"), or order, at its principal office, the principal sum of $17,500 plus interest thereon at the rate of 1%, compounded annually, upon the earlier to occur of (i) the failure of the Purchaser to make payment within 120 days from signing the Note, or (ii) anniversary of the date of this note, (iii) one year following the termination of the undersigned's employment with the Company for any reason, whether voluntary or involuntary, (iv) 30 days following the consummation of a Change of Control (as such term is defined in the Stock Purchase Agreement dated April 16, 2015 by and between the undersigned and the Company) in which the consideration received by the stockholders of the Company consists of cash or freely tradable securities or a combination thereof or (iv) six months following any other Change of Control (the "***Due Date***").

The entire outstanding balance of principal and all accrued interest shall be due and payable on the Due Date. In addition, if at any time the Company consummates an initial public offering of its capital stock (a) pursuant to a registration statement under the Securities Act of 1933 filed with, and declared effective by, the Unites States Securities and Exchange Commission or (b) through the listing of any class of its equity securities on a non-U.S. stock exchange (an "***IPO***"), then to the extent that the undersigned sells any shares of the Company's capital stock in such IPO, or otherwise sells any such shares into a public market or to a private party, then the undersigned agrees to use any Excess Net Proceeds (as defined below) of any such sale remaining to pay the accrued interest and outstanding principal balance of this note. For purposes of this note, Excess Net Proceeds shall mean the amount determined by (A) multiplying the number of shares sold by the undersigned by the price per share paid by the purchasers thereof, and subtracting the sum of (x) the costs incurred by the undersigned in connection with such sale (including underwriting discounts and/or brokerage commissions, legal fees and costs, and the like) plus (y) the taxes reasonably determined by the undersigned to be owed as a result of such sale, after determining the nature of any gain on such sale (e.g., ordinary income, long term capital gain or short term capital gain) and assuming that the undersigned must pay tax on such gain at the maximum marginal rate applicable to gain of such nature.

The undersigned may prepay any amount due hereunder at any time, without premium or penalty. All payments on this note shall be applied first to accrued interest and then to principal.

The undersigned hereby waives to the full extent permitted by law all rights to plead any statute of limitations as a defense to any action hereunder.

As security for the full and timely payment of this note, the undersigned hereunder pledges and grants to the Company a security interest in 35,000 shares of the Company's common stock purchased pursuant to the Stock Purchase Agreement (the "***Pledged Stock***"),

together with any stock subscription rights, liquidating dividends, stock dividends, new securities of any type whatsoever, or any other property which the undersigned is or may be entitled to receive as a result of the undersigned's ownership of the Pledged Stock. The undersigned shall, upon execution of this note, deliver all certificates representing the Pledged Stock to the agent for the Company (the "***Agent***"); designated pursuant to the Pledgeholder Agreement between the Company and the undersigned dated the same date as this note. The Agent shall hold the Pledged Stock solely for the benefit of the Company to perfect the security interest granted hereunder.

This note is non-recourse to any assets of the undersigned other than the Pledged Stock, and the Company shall not have recourse to any other assets of the undersigned. In the event of any default in the payment of this note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. The undersigned acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales.

The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.

As used herein, the undersigned includes the successors, assigns and distributees of the undersigned.

As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this note.

In the event the Company incurs any costs or fees in order to enforce payment of this note or any portion thereof (including reasonable attorney's fees), such costs and fees shall be added to the other amounts owing under this note.

This note is made under and shall be construed in accordance with the laws of the State of California, without regard to the conflict of law provisions thereof.

____
(Signature)
Name: Raj Shah

Address: 3140 Deering Bay Drive, Naperville, IL 60564

EXHIBIT 2

REGULUS Corporation

PLEDGEHOLDER AGREEMENT

This Pledgeholder Agreement is entered into as of April 16, 2015.

RECITALS

A. REGULUS Corporation, a Florida corporation (the "***Company***"), and its undersigned Independent Contractor (the "***Contractor***") have executed a Stock Purchase Agreement on April 16, 2015, (the "***Purchase Agreement***") pursuant to which Contractor agreed to purchase, and the Company agreed to sell to Contractor, 70,000 shares of the Company's common stock (the "***Shares***"). As partial consideration for the Shares, the Contractor has executed and delivered to the Company a Non-Recourse Secured Promissory Note also dated April 16, 2015 in the principal amount of $17,500.00 (the "***Note***").

B. As security for the full and timely payment of the Note, the Contractor has granted to the Company a security interest in 35,000 Shares and hereby pledges the Shares (the "***Pledged Stock***") as collateral.

C. The Company and the Contractor now desire to appoint the Company's Chief Executive Officer as their agent (the "***Agent***") with respect to certain certificate(s) evidencing the Pledged Stock.

PLEDGEHOLDER INSTRUCTIONS

The Company and the Contractor hereby authorize and direct the Agent to hold the documents and certificate(s) delivered to the Agent pursuant to these instructions (these "***Instructions***") and to take the following actions with respect thereto, and the Company and the Contractor hereby agree as follows:

1. The Contractor hereby delivers and/or agrees to deliver to the Agent the certificate(s) evidencing the Pledged Stock and an Assignment Separate From Certificate executed in blank.

2. The provisions of these Instructions shall apply for so long as the Company has a security interest in the Pledged Stock pursuant to the Note. Upon full payment by the Contractor of all indebtedness under the Note, and the termination of the Repurchase Option and the Right of First Refusal (as those terms are defined in the Purchase Agreement), the Agent shall deliver the Pledged Stock back to the Employer.

3. As security for the full repayment of the Note, the Contractor has granted (and hereby confirms) to the Company a security interest in the Pledged Stock, together with any stock subscription rights, liquidating dividends, stock dividends, new securities of any type whatsoever, or any other property which the Contractor is or may be entitled to receive as a

result of the Contractor's ownership of the Pledged Stock. Notwithstanding anything herein to the contrary, the Agent holds the certificate(s) representing the Pledged Stock as the Company's agent to perfect the Company's security interest in the Pledged Stock and not as an escrow holder for Contractor and the Company. Nothing herein shall be construed to permit the Contractor any control over the Pledged Stock while so held, the right to direct disposal of the Pledged Stock, or any other right inconsistent with the Agent's possession of the certificate(s) as perfecting the Company's security interest, *provided however*, that this provision shall not apply in connection with any sale or transfer of Pledged Stock pursuant to which the entire remaining balance of the Note is paid in full. In the event the Contractor fails to make any payment under the Note when due, or otherwise defaults in any obligation due the Company, the Agent shall deliver the certificate(s) to the Company, or take such other action as the Company, as a secured creditor under the California Commercial Code, shall direct. The Contractor acknowledges that state or federal securities laws may restrict the public sale of the Pledged Stock, and may require private sales at prices or on terms less favorable to the seller than public sales. The Contractor agrees that where the Company, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.

4. To facilitate (i) the exercise of the Company's rights as a secured party, (ii) the Company's ability to exercise the Repurchase Right and/or the Right of First Refusal, and (iii) the performance of these Instructions, the Contractor does hereby constitute and appoint the Agent as the Contractor's attorney-in-fact and agent to execute with respect to the Pledged Stock all stock certificates, stock assignments, or other instruments which shall be necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including the Company's exercise of its rights as a secured party and the exercise of the Repurchase Right and/or the Right of First Refusal by the Company or any assignee of the Company. The Contractor understands that such appointment is coupled with an interest and is irrevocable. Subject to the provisions of these Instructions, the Contractor shall exercise all rights and privileges of a stockholder of the Company while the Pledged Stock is held by the Agent; provided, however, the Contractor may not sell, transfer, dispose of, or in any manner encumber any shares of the Pledged Stock while the Pledged Stock is held by Agent hereunder other than in connection with any sale or transfer of Pledged Stock pursuant to which the entire remaining balance of the Note (including both principal and accrued interest) is paid in full.

5. If at the time of termination of the pledge of the Pledged Stock, the Agent shall have in its possession any documents, securities, or other property belonging to the Contractor, the Agent shall deliver all of same to the Contractor and shall be discharged of all further obligations hereunder.

6. The Agent's duties hereunder may be altered, amended, modified, or revoked only by a writing signed by the Company and the Contractor, and approved by the Agent.

7. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as agent for the Company, or attorney in fact for the Contractor while acting in good faith and in the exercise of the Agent's own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent's own attorneys shall be conclusive evidence of such good faith.

8. In consideration of the Agent's acceptance of this appointment, the Company agrees to indemnify and hold harmless the Agent as to any liability incurred by Agent to any person by reason of its having accepted such appointment or in carrying out the provisions of this Pledgeholder Agreement, and to reimburse the Agent for all its costs and expenses (including, without limitation, legal counsel fees and expenses) reasonably incurred by reason of any matter relating to or arising under this Pledgeholder Agreement.

9. The Agent is hereby expressly authorized to disregard any and all warnings by any of the parties hereto or by any other person, firm, corporation, or other entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In the event the Agent obeys or complies with any such order, judgment, or decree of any court, the Agent shall not be liable to any of the parties hereto or to any other person, firm, corporation, or other entity by reason of such compliance notwithstanding that any such order, judgment, or decree shall be subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

10. The Agent shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering or purporting to execute or deliver any agreements or documents called for by the Purchase Agreement or any documents or papers deposited or called for hereunder.

11. The Agent shall not be liable for the barring of any rights under the statute of limitations with respect to these Instructions or any documents deposited with the Agent.

12. By signing this Pledgeholder Agreement, the Agent becomes a party hereto only for the purpose of said Pledgeholder Agreement. The Agent shall not be considered a party to the Purchase Agreement or to any documents or agreements called for by the Purchase Agreement.

13. The Agent may resign from its duties hereunder at any time upon written notice to the Company and the Contractor and delivery of all documents and certificates held in this escrow to the successor Agent. If a successor agent has not been appointed within thirty (30) days, the Agent may deliver all such documents and certificates to the Company, at which time, all further responsibilities and duties of the Agent shall cease.

14. If prior to the termination of these Instructions the Agent shall resign or otherwise cease to operate as Agent, a successor agent shall be designated by the Board of Directors of the Company. The Board of Directors of the Company may, at any time, substitute another party in the Agent's place as agent hereunder, and the Contractor hereby expressly accepts such substitution.

15. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) if to the Company, to:
REGULUS Corporation
423 Main Street, 2nd Floor

Rockland, ME 04841
Attn: David F. Emery
Chief Executive Officer

(b) if to the Contractor, to:
Raj Shah
3140 Deering Bay Drive
Naperville, IL 60564

(c) if to the Agent, to: REGULUS Corporation
RYS & Company Management LLC
PO Box 9413
Windermere, FL 34786
Attn: James E Jenkins
Chief Executive Officer

16. The provisions of this Pledgeholder Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

17. This Pledgeholder Agreement shall be governed, to the fullest extent possible, by the laws contained in the California Commercial Code, including any regulations or judicial interpretations with respect thereto. To the extent that any matter is not governed by the laws contained in the California Commercial Code, such matter shall be governed by the laws of the state of the Contractor's residence as such laws are applied to agreements between residents of such state entered into and to be performed entirely within such state.

18. This Pledgeholder Agreement, the Note, and the Purchase Agreement contain the entire understanding of the Company and the Contractor with respect to the subject matter contained herein, and there are no other contracts, agreements, understandings, representations, warranties, or covenants with respect to the subject matter contained herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Contractor have executed this Pledgeholder Agreement as of the date first above written. This Pledgeholder Agreement may be executed in counterparts, each of which shall be considered an original but together which shall constitute one and the same instrument.

CONTRACTOR

____
(Signature)

Name: Raj Shah

Address: 3140 Deering Bay Drive
Naperville, IL 60564

REGULUS CORPORATION

____
(Signature)

Name: David F. Emery

Title: President/CEO

Address:

423 Main Street, 2nd Floor
Rockland, ME 04841

PLEDGEHOLDER

____
(Signature)

Name: Raj Shah

Address:
3140 Deering Bay Drive
Naperville, IL 60564

EXHIBIT 3

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

FOR VALUE RECEIVED, and pursuant to that certain Stock Purchase Agreement dated as of April ___, 2015 (the "***Agreement***"), the undersigned hereby sells, assigns and transfers unto __________________,_________ shares of common stock, $0.0001 par value per share, of REGULUS Corporation, a Florida corporation (the "***Company***"), standing in the undersigned's name on the books of the Company represented by Certificate No(s) ____ delivered herewith, and does hereby irrevocably constitute and appoint the CEO of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: 4/16/15

PURCHASER:

[Signature]
(Signature)

Raj Shah
(Please Print Name)

____
(Spouse's Signature, if any)

____
(Please Print Spouse's Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of the Repurchase Option or the Right of First Refusal set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse, if any.

EXHIBIT 4

SPOUSE CONSENT

The undersigned spouse of Raj Shah (the "***Purchaser***") has read, understands and hereby approves all the terms and conditions of that certain Stock Purchase Agreement dated as of April __, 2015 (the "***Agreement***"), by and between REGULUS Corporation, a Florida corporation (the "***Company***"), and the Purchaser, pursuant to which the Company granted to the Purchaser shares of common stock of the Company (the "***Shares***").

In consideration of the Company selling my spouse the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company's Repurchase Option and Right of First Refusal, the Company's limited irrevocable proxy and the market standoff agreements contained therein) and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement.

I hereby appoint Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of, or exercise of any rights under, the Agreement.

Dated:___________________________________

____
Signature of Spouse [Sign Here]

____
Name of Spouse [Please Print]

☐ Check this box and sign below if you do not have a spouse

EXHIBIT 5

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income; or (3) disqualifying disposition gross income, as the case may be.

1. TAXPAYER'S NAME: Raj Shah

   TAXPAYER'S ADDRESS: 3140, Deering Bay Drive, Naperville, IL 60564

   SOCIAL SECURITY NUMBER: 357-72-9857

2. The property with respect to which the election is made is described as follows: 70,000 shares of Common Stock of REGULUS Corporation, a Florida corporation (the "***Company***"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were purchased was April ___, 2015 and this election is made for calendar year 2015.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $.0001 per share at the time of purchase.

6. The amount paid for such shares was $0.50 per share.

7. The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: 4/16/15

[signature]

Taxpayer's Signature